                                As filed with the Commission on January 31, 2000

                                                      1933 Act File No. 33-34079
                                                      1940 Act File No. 811-6071

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X
                                                                ---

   Post-Effective Amendment No. 30.......................        X
                                --                              ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X
                                                                ---

   Amendment No. 39......................................        X
                 --                                             ---

                             BT INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                           Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.     Copies to:    Burton M. Leibert, Esq.
One South Street                         Willkie Farr & Gallagher
Baltimore, Maryland  21202               787 Seventh Ave
(Name and Address of Agent               New York, New York 10019
for Service)


It is proposed that this filing will become effective (check appropriate box)

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On January 28, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

International Equity Portfolio has also executed this Registration Statement.

                                                       Deutsche Asset Management

--------------------------------------------------------------------------------
Mutual Fund

     Prospectus

           January 31, 2000

Institutional Class I
--------------------------------------------------------------------------------

International Equity
formerly Institutional International Equity Fund -- Class I, a BT Mutual Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------
of International Equity Institutional Class I

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from variousfinancial disciplines.

--------------------------------------------------------------------------------

International Equity Institutional Class I

Overview of International Equity Institutional Class I

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at International Equity Institutional Class I

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   7
Management of the Fund.....................................................   9

Calculating the Fund's Share Price..........................................  11
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of International Equity Institutional Class I

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly; or . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . Accounting and financial reporting standards differ from those in the U.S.
  and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

International Equity Institutional Class I requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regularincome or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in International Equity is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                          Overview of International Equity Institutional Class I

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Institutional Class I shares of the Fund by showing changes in performance year to year. The bar chart shows the Institutional Class I's actual return for each full calendar year since the Fund began selling those shares on April 1, 1997 (its inception date). The table compares the Institutional Class I's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last year and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------
The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

 Year-by-Year Returns (each full calendar year since inception)


                                  [BAR CHART]

                                1998       1999
                               -----      -----
                               21.91%     32.95%

Since inception, the Institutional Class I's highest return in any calendar quarter was 32.28% (fourth quarter 1999) and its lowest quarterly return was -16.21% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.
 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                          Average Annual Returns
                       1 year    Since Inception
                              (April 1, 1997)/1/
  International
  Equity
  Institutional Class
  I                    32.95%       25.22%
 -----------------------------------------------
  MSCI EAFE Index      26.96%       17.97%
 -----------------------------------------------
  Lipper
  International Funds
  Average              40.81%       19.59%
 -----------------------------------------------

 /1/ The MSCI EAFE Index and Lipper International Funds Average are calculated from March 31, 1997.
 /2/ Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.
--------------------------------------------------------------------------------

Overview of International Equity Institutional Class I


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of International Equity Institutional Class I.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which International Equity invests all of its assets. (A further discussion of the relationship between the Fund and the portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 0.95%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 FEES AND EXPENSES

                         Percentage of Average
                           Daily Net Assets/1/
  Management Fees                         0.65%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                   None
 --------------------------------------------------
  Other Expenses                          0.55%
 --------------------------------------------------
  Total Fund Operating
   Expenses                               1.20%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                        (0.25%)/2/
 --------------------------------------------------
  Net Expenses                            0.95%
 --------------------------------------------------


 Expense Example/3/

     1 year   3 years 5 years 10 years
      $97      $348    $627    $1,425
 -------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Equity Institutional Class I

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that wewill succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class I

stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

 . its rate of price appreciation begins to trail that of its national stock index;

 . the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

 . the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable

--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

--------------------------------------------------------------------------------

                   A Detailed Look at International Equity Institutional Class I

risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involvegreater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . Changes in the relative strength and value of the U.S. dollar or other major currencies;

 . Adverse effects on the business or other financial condition of European issuers that the Fund holds in its portfolio; and

 . Unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activ-ities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Manage-ment Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.
--------------------------------------------------------------------------------
Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.
Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York
to resolve aninvestigation concerning inappropriate transfers of unclaimed
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class I

funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Michael Levy

 . Co-Lead Portfolio Manager of the master portfolio since its inception.

 . International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

 . 28 years of business experience, 18 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner

 . Co-Lead Portfolio Manager of the master portfolio since its inception.

 . Specializes in Japanese and European stock andmarket analysis.

 . Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to
  1994.

 . 18 years of investment industry experience.

 . Degrees from the University of Southern California and Harvard University.

Julie Wang

 . Co-Portfolio Manager of the master portfolio since its inception.

 . Focuses on the master portfolio's Asia-Pacific investments and its emerging markets exposure.

 . Served as Investment Manager for American International Group's Southeast
  Asia portfolio from 1991 to 1994.

 . 11 years of investment management experience.

 . BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in youraccount information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets.
Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they
--------------------------------------------------------------------------------

                   A Detailed Look at International Equity Institutional Class I

believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

   Transaction              Tax Status

  Income dividends          Ordinary income
 ------------------------------------------
  Short-term capital gains
  distributions             Ordinary income
 ------------------------------------------
  Long-term capital gains
  distributions             Capital gains
 ------------------------------------------

Every year the Fund will send you information on the distributions for the pre-vious year. In addition, if you sell your Fund shares you may have a capital gain or loss.

   Transaction              Tax Status

  Your sale of shares       Capital gains or
  owned more than one year  losses
 --------------------------------------------
  Your sale of shares       Ordinary income
  owned for one year or
  less
 --------------------------------------------
  Long-term capital gains   Gains treated as
  distribution              ordinary income,
                            losses subject to
                            special rules.
 --------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-368-4031
By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64141-9210
By overnight     Service Center
 mail
                 210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class I


Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account     $5 million
To add to an account   $1 million
Minimum account
 balance               $1 million

Class I shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to International
         Equity Fund Institutional Class
         I--499.
By wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a com-pleted application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the "International Equity Institutional Class I--499," to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)," include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each Fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/ Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      International Equity Institutional Class I--499

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-368-4031. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.
--------------------------------------------------------------------------------

                   A Detailed Look at International Equity Institutional Class I


 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center formore information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund'sshare price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class I


The table below provides a picture of the Institutional Class I shares' financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-368-4031.

 Financial Highlights

                            For the Period      For the year         For the Period
                            October 1, 1999    ended September      April 1, 1997/2/
                                through              30,                through
                          October 31, 1999/1/   1999      1998     September 30, 1997
 Per Share Operating
Performance:
 Net Asset Value,
Beginning of Period              $13.94         $11.89    $12.24         $10.00
 ------------------------------------------------------------------------------------
 Income From Investment
Operations
 Net Investment
(Expenses in Excess of)
Income                            (0.01)          0.09      0.10        0.00/5/
 ------------------------------------------------------------------------------------
 Net Realized and
Unrealized Gain (Loss)
on Investment,  Options,
Foreign Currencies,
Forward Foreign Currency
 and Foreign Futures
Contracts                          0.65           2.06     (0.45)          2.24
 ------------------------------------------------------------------------------------
 Total From Investment
Operations                         0.64           2.15     (0.35)          2.24
 ------------------------------------------------------------------------------------
 Distributions to
Shareholders
 Net Investment Income              --           (0.10)      --             --
 ------------------------------------------------------------------------------------
 Net Realized Gains                 --             --        --             --
 ------------------------------------------------------------------------------------
 Total Distributions                --           (0.10)      --             --
 ------------------------------------------------------------------------------------
 Net Asset Value, End of
Period                           $14.58         $13.94    $11.89         $12.24
 ------------------------------------------------------------------------------------
 Total Investment Return           4.67%         17.99%    (2.86%)        22.40%
 ------------------------------------------------------------------------------------
 Supplemental Data and
Ratios:
 Net Assets, End of
Period (000s omitted)          $922,089       $883,855  $556,180        $42,566
 ------------------------------------------------------------------------------------
 Ratios to Average Net
Assets:
 Net Investment Income            (0.38%)/3/      0.77%     1.40%          0.20%/3/
 ------------------------------------------------------------------------------------
 Expenses, Including
Expenses of the
International Equity
 Portfolio                         0.95%/3/       0.95%     0.95%          0.95%/3/
 ------------------------------------------------------------------------------------
 Decrease Reflected in
Above Expense Ratio Due
to Fees  Waived/
Expenses Reimbursed by
Bankers Trust                      0.28/3/        0.25%     0.32%          0.67%/3/
 ------------------------------------------------------------------------------------
 Portfolio Turnover
Rate/4/                               5%           106%       65%            63%/6/
 ------------------------------------------------------------------------------------

 /1/On September 8, 1999, the Board of Trustees approved the change of the fis-
    cal year end from September 30 to October 31.
 /2/Commencement of operations.
 /3/Annualized.
 /4/The portfolio's turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
 /5/Less than $.01.
 /6/For the period October 1, 1996 to September 30, 1997.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                    Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202.942.8090.

International Equity Institutional Class I
BT Institutional Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055924856
Portland, ME 04101                                              499PRO (1/00)
                                                                811-4760

                           Deutsche Asset Management




                                  Mutual Fund
                                     Prospectus
                                           January 31, 2000


                                       Institutional Class II


International Equity
formerly Institutional International Equity Fund - Class II, a BT Mutual Fund






(Life shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or                   A Member of the
adequacy of this prospectus.  Any representation to the           Deutsche Bank Group   [LOGO]
contrary is a criminal offense.)

Overview
--------------------------------------------------------------------------------
of International Equity Institutional Class II

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from variousfinancial disciplines.
--------------------------------------------------------------------------------



International Equity Institutional Class II

Overview of International Equity Institutional
Class II

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at International Equity
Institutional Class II

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Risks.......................................................................   7
Management of the Fund......................................................   9
Calculating the Fund's Share Price..........................................  11
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of International Equity Institutional Class II

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly; or . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . Accounting and financial reporting standards differ from those in the U.S.
  and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

International Equity Institutional Class II requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regularincome or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in International Equity is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.
--------------------------------------------------------------------------------

                         Overview of International Equity Institutional Class II

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Institutional Class II shares of the Fund by showing changes in performance year to year. The bar chart shows the Institutional Class II's actual return for each full calendar year since the Fund began selling those shares on April 1, 1997 (its inception date). The table compares the Institutional Class II's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last year and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

 Year-by-Year Returns
 (each full calendar year since inception)

                                   [CHART]

                                1998     22.90
                                1999     32.58

  Since inception, the Institutional Class II's highest return in any calendar quarter was 32.10% (fourth quarter 1999) and its lowest quarterly return was -15.54% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                      Average Annual Returns
                    1 Year    Since Inception
                           (April 1, 1997)/1/
  International
  Equity
  Institutional
  Class II          32.58%       25.50%
 ------------------------------------------------
  MSCI EAFE Index   26.96%       17.97%
 ------------------------------------------------
  Lipper
  International
  Funds Average     40.81%       19.59%
 ------------------------------------------------

 /1/ The MSCI EAFE Index and Lipper International Funds Average are calculated from March 31, 1997.

 /2/ Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.
--------------------------------------------------------------------------------

Overview of International Equity Institutional Class II

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of International Equity Institu-tional Class II.

Expense Example. The example below illustrates the expenses you would have in-curred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses re-mained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.1 Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which International Equity invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.

 FEES AND EXPENSES

                           Percentage of average
                            daily net assets/1/
  Management fees                      0.65%
 ---------------------------------------------------
  Distribution and
   service (12b-1)                     None
 ---------------------------------------------------
  Other fund
   operating
   expenses                            0.91%
 ---------------------------------------------------
  Total fund
   operating
   expenses                            1.56%
 ---------------------------------------------------
  Less: fee waiver
   or expense
   reimbursement                      (0.31)%/2/
 ---------------------------------------------------
  Net expenses                         1.25%
 ---------------------------------------------------


 Expense Example/3/

     1 Year            3 Years               5 Years               10 Years
      $127              $452                  $811                  $1,822
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Equity Institutional Class II

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class II

 . its rate of price appreciation begins to trail that of its national stock index;

 . the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

 . the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and eco-nomic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects in-vestor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. Some foreign governments regulate theirexchanges less strin-gently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small com-panies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less
--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

--------------------------------------------------------------------------------

                  A Detailed Look at International Equity Institutional Class II

liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . Changes in the relative strength and value of the U.S. dollar or other major currencies;

 . Adverse effects on the business or other financial condition of European is-suers that the Fund holds in its portfolio; and

 . Unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.
--------------------------------------------------------------------------------

Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions.
It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York
to resolve an investigation
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class II

concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Michael Levy

 . Co-Lead Portfolio Manager of the master portfolio since its inception.

 . International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

 . 28 years of business experience, 18 of them as aninvestment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner

 . Co-Lead Portfolio Manager of the master portfolio since its inception.

 . Specializes in Japanese and European stock andmarket analysis.

 . Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to
  1994.

 . 18 years of investment industry experience.

 . Degrees from the University of Southern California and Harvard University.

Julie Wang

 . Co-Portfolio Manager of the master portfolio since its inception.

 . Focuses on the master portfolio's Asia-Pacific investments and its emerging markets exposure.

 . Served as Investment Manager for American International Group's Southeast
  Asia portfolio from 1991 to 1994.

 . 11 years of investment management experience.

 . BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in youraccount information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets.
Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.
--------------------------------------------------------------------------------

                  A Detailed Look at International Equity Institutional Class II


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributionsin cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


choose to have distributions and dividends reinvested. Distributions and dividends usually create the followingtax liability:

   Transaction              Tax Status

  Income dividends          Ordinary income
 ------------------------------------------
  Short-term capital gains
  distributions             Ordinary income
 ------------------------------------------
  Long-term capital gains
  distributions             Capital gains
 ------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

   Transaction              Tax Status

  Your sale of shares       Capital gains or
  owned more than one year  losses
 --------------------------------------------
  Your sale of shares       Ordinary income
  owned for one year or
  less
 --------------------------------------------
  Long-term capital gains   Gains treated as
  distribution              ordinary income,
                            losses subject to
                            special rules.
 --------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of
Deutsche Asset Management

By phone                   1-800-368-4031

By mail                    Service Center
                           P.O. Box 219210
                           Kansas City, MO 64105-9210

By overnight mail          Service Center
                           210 West 10th Street, 8th floor
                           Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Fri-day, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class II


Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to International
         Equity Fund Institutional Class
         II--500.
By wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to "International Equity Institutional Class II--500," to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)," include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each Fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/ Mutual Funds
DDA no:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      International Equity Institutional Class II--500

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-368-4031. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
--------------------------------------------------------------------------------

                  A Detailed Look at International Equity Institutional Class II


 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

A Detailed Look at International Equity Institutional Class II

The table below provides a picture of the Institutional Class II's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-368-4031.

 Financial Highlights

                                                         For the Period                                 For the Period
                                                         October 1, 1999       For the year             April 1, 1997/2/
                                                             through        For the year ended              through
                                                           October 31,         September 30,             September 30,
                                                             1999/1/         1999         1998               1997
 Per Share Operating Performance:
 Net Asset Value, Beginning of Period                         $14.02         $12.01      $12.25             $10.00
 ---------------------------------------------------------------------------------------------------------------------
 Income From Investment Operations
 Net Investment (Expenses in Excess of) Income                 (0.05)          0.02        0.14               0.04
 ---------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on Investment,
 Options, Foreign Currencies, Forward Foreign Currency and
 Foreign Futures Contracts                                      0.70           2.10       (0.38)              2.21
 ---------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                               0.65           2.12       (0.24)              2.25
 ---------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
 Net Investment Income                                           --           (0.11)        --                 --
 ---------------------------------------------------------------------------------------------------------------------
 Net Realized Gains                                              --             --          --                 --
 ---------------------------------------------------------------------------------------------------------------------
 Total Distributions                                             --           (0.11)        --                 --
 ---------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                               $14.67         $14.02      $12.01             $12.25
 ---------------------------------------------------------------------------------------------------------------------
 Total Investment Return                                        4.64%         17.69%      (1.96%)            22.50%
 ---------------------------------------------------------------------------------------------------------------------
 Supplemental Data and Ratios:
 Net Assets, End of Period (000s omitted)                   $159,582       $148,803      $8,733             $8,211
 ---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 Net Investment Income                                         (0.68)%/3/      0.61%       1.89%              0.85%/3/
 ---------------------------------------------------------------------------------------------------------------------
 Expenses, Including Expenses of the International Equity
 Portfolio                                                      1.25%/3/       1.25%       0.75%              0.80%/3/
 ---------------------------------------------------------------------------------------------------------------------
 Decrease Reflected in Above Expense Ratio Due to Fees
 Waived/ Expenses Reimbursed by Bankers Trust                   0.31/3/        0.31%       0.36%              0.64%/3/
 ---------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate/4/                                        5%           106%         65%                63%/5/
 ---------------------------------------------------------------------------------------------------------------------

 /1/On September 8, 1999, the Board of Trustees approved the change of the fis-cal year end from September 30 to October 31.
 /2/Commencement of operations.
 /3/Annualized.
 /4/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
 /5/For the period October 1, 1996 to September 30, 1997.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the State-ment of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about each Fund on the EDGAR Da-tabase on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Pub-lic Reference Room, call the SEC at 202-942-8090.

International Equity Institutional Class II
BT Institutional Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055924849
Portland, ME 04101                                              500PRO (1/00)
                                                                811-4760

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Institutional Funds

International Equity Institutional Class I formerly Institutional International Equity - Class I

International Equity Institutional Class II formerly Institutional International Equity - Class II

BT Institutional Funds (the "Trust") is an open-end management investment company comprised of several funds. International Equity Institutional (the "Fund") is a separate series of the Trust that offers two classes of shares. The Class I shares and Class II shares (individually and collectively referred to as "shares" as the context may require) of the Fund are described herein.

Unlike other mutual funds, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. The investment company (or a series thereof) is the International Equity Portfolio (the "Portfolio").

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser, which may have day-to-day investment management responsibility for the Portfolio.

The shares' respective Prospectuses dated January 31, 2000, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the shares' respective Prospectuses. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the shares' respective Prospectuses. The financial statements for the Fund and the Portfolio for the fiscal period ended September 30, 1999, and fiscal period ended October 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1999 and October 31, 1999. A copy of a Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY
             Investment Adviser of the Portfolio and Administrator

                            ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                            Portland, Maine  04101
                                1-800-368-4031

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS........    4
 Investment Objective..................................    4
 Investment Policies...................................    4
 Futures Contracts and Options on Futures Contracts....   16
 Additional Risk Factors...............................   19
 Investment Restrictions...............................   23
 Portfolio Transactions and Brokerage Commissions......   26
PERFORMANCE INFORMATION................................   29
 Standard Performance Information......................   29
 Annualized Total Return...............................   30
 Comparison of Fund Performance........................   30
 Economic and Market Information.......................   31
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES.....   31
 Valuation of Securities...............................   31
 Purchase of Shares....................................   32
 Additional Information About Buying Shares............   31
 Redemption of Shares..................................   33
 Additional Information About Selling Shares...........   33
 Exchange Privilege....................................   33
 Redemptions and Purchases In-Kind.....................   34
 Trading in Foreign Securities.........................   35
MANAGEMENT OF THE TRUST AND THE PORTFOLIO..............   35
 Trustees of the Trust and Portfolios..................   36
 Officers of the Trusts and Portfolio..................   38
 Investment Adviser....................................   40
 Administrator.........................................   41
 Distributor...........................................   43
 Service Agent.........................................   43
 Custodian and Transfer Agent..........................   43
 Banking Regulatory Matters............................   44
 Counsel and Independent Accountants...................   44
ORGANIZATION OF THE TRUST..............................   44
TAXATION...............................................   46
 Dividends and Distributions...........................   46
 Taxation of the Fund..................................   46
 Foreign Securities....................................   48
 Taxation of the Portfolio.............................   48
 Sale of Shares........................................   49
 Foreign Withholding Taxes.............................   49
 Backup Withholding....................................   49
 Foreign Shareholders..................................   49
 Other Taxation........................................   49
FINANCIAL STATEMENTS...................................   50
APPENDIX...............................................   51

                Investment Objective, Policies And Restrictions

                              Investment Objective

The investment objective of the Fund is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. The production of income is incidental to this objective. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the fund. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Adviser believes to be an acceptable degree of risk in anticipation of superior returns.

The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level.

Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

Equity Investments. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Short-term instruments consist of U.S. and non U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality in the opinion of Bankers Trust; (iii) commercial paper;
(iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.

Bankers Trust will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 % cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the Investment Company Act of 1940, as amended ("1940 Act").

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the

Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities, which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC,") the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

              Futures Contracts and Options on Futures Contracts.

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Domestic and Foreign Securities Indices. Each Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of

Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                            Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Foreign Securities. The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "In-Kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distrubution In-Kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. These are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

     (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) invest for the purpose of exercising control or management of another company;

     (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless
            (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

     (vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

     (vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     (viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934 when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the period October 1, 1999 to October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, International Equity Portfolio paid brokerage commissions in the amount of $786,401, $16,407,135, $6,083,270, and $1,733,727, respectively.

For the fiscal year ended September 30, 1999, International Equity Portfolio paid brokerage commissions in the amount of $1,095,780 to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents 7% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.52% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, International Equity Portfolio paid brokerage commissions in the amount of $174,736 to Deutsche Bank Alex. Brown, an affiliate of the Portfolio. This represents 1% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.06% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1998, International Equity Portfolio paid brokerage commissions in the amount of $71,066 to Deutsche Bank Alex. Brown. This represents 1% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.02% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the period October 1, 1999 to October 31, 1999 and for the fiscal year ended September 30, 1997, the Portfolio did not pay any brokerage commissions to affiliates.

                            Performance Information

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature shareholder reports or other communications to shareholders or prospective shareholders. For mutual funds, performance is commonly measured as total return. A Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total return: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

-------------------------------------------------------------------------------------------------------
                     Annualized Total      Annualized Total     Annualized Total      Cumulative Total
                    Return for the One      Return for the         Return from           Return from
                     Year Period ended     Five Year Period      Commencement of       Commencement of
                     October 31, 1999     ended October 31,    Operations through    Operations through
                                                 1999           October 31, 1999      October 31, 1999
-------------------------------------------------------------------------------------------------------
Class I shares(1)    15.99%               N/A                   16.06%                46.84%
-------------------------------------------------------------------------------------------------------
Class II shares(1)   15.73%               N/A                   16.39%                47.90%
--------------------------------------------------------------------------------------------------------

(1) Fund commenced operations on April 1, 1997.

                            Annualized Total Return

Performance Results: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, the Morgan Stanley Capital International Gross Domestic Product weighted EAFE Index, the Lipper International Average, or various other unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth herein. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the shares. The shares' "total return" refers to the change in the value of an investment in the shares over a stated period based on any change in net asset value per share and including the value of any shares purchased with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the shares' expenses.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance could include the following: Asian Wall Street Journal, Barron's, Business Week,
                       -------------------------  -----------------------
Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times,
--------------  ----------------------  ---------------  ---------------
Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper
---------------  ------  -------  ---------------  ----------------  ------
Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar
------------------------------------------------------------  -----  -----------
Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S.
----  --------------  -----------------------  -----------------  -------  ----
News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment
---------------------  ---------  -------------------  -----------------------
Companies Services, Working Women and Worth.
------------------  -----------------------

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

               Valuation of Securities; Redemptions And Purchases

                            Valuation of Securities

The net asset value ("NAV") per share is calculated once on each day the NYSE is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available Service Agents.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more financial intermediaries to accept on the Trust's behalf purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

                               Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below $100,000.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-368-4031.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

  .  Your account registration has changed within the last 30 days,

  . The check is being mailed to a different address than the one on your account (record address),

  .  The check is being made payable to someone other than the account owner,

  . The redemption proceeds are being transferred to a Fund account with a different registration, or

  . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                       Redemptions and Purchases In-Kind

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in-kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in-kind to the Fund whenever the Fund wishes to make a redemption in-kind and therefore shareholders of the Fund that receive redemptions in-kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or unless requested by the Fund.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for further tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio);
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund and the Portfolio each reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

                         Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchanges.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                   Management of the Trust and the Portfolio

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and of the Portfolio.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Two Portland Square, Portland, Maine 04101.

                      Trustees of the Trust and Portfolios

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

----------------------
/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds2; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

----------------------------
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                      Officers of the Trusts and Portfolio

DANIEL O. HIRSCH (birth date: March 27, 1954) --Director, Deutsche Asset Management since 1999; Director, Deutsche Banc Alex. Brown LLC and Investment Company Capital Corporation, 1998-99; Secretary of the Trusts and Portfolio since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.


No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.




----------------------------
/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc

                           Trustee Compensation Table

---------------------------------------------------------------------------------------------------
                         Aggregate                Aggregate                  Total Compensation
                         Compensation             Compensation               from
Trustee                  from Trust*              from Portfolio**           Fund Complex***
---------------------------------------------------------------------------------------------------
Charles P. Biggar        $12,428                    $1,288                   $43,750
---------------------------------------------------------------------------------------------------
S. Leland Dill           N/A                        $1,086                   $43,750
---------------------------------------------------------------------------------------------------
Martin Gruber            N/A                        N/A                      $45,000
---------------------------------------------------------------------------------------------------
Richard J. Herring       $33,574                    N/A                      $43,750
---------------------------------------------------------------------------------------------------
Kelvin Lancaster         N/A                        N/A                      $27,500
---------------------------------------------------------------------------------------------------
Bruce E. Langton         $32,612                    N/A                      $43,750
---------------------------------------------------------------------------------------------------
Philip Saunders, Jr.     N/A                        $1,120                   $45,000
---------------------------------------------------------------------------------------------------
Harry Van Benschoten     N/A                        N/A                      $45,000
====================================================================================================

* The information provided is for the BT Institutional Funds, which is comprised of 10 funds, for the year ended October 31, 1999.

** Information provided is for the Portfolio's most recent fiscal year ended October 31, 1999.

*** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended December 31, 1999.

Bankers Trust reimbursed the Fund and Portfolio for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1999, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding Class I shares of the Fund: Fidelity Investments Institutional Operations Co. Inc., (FIIOC) as agent for certain employee benefit plans, 100 Magellan Way (KWIC), Covington, KY 41015-1999 (45%); Citizens Bank, c/o Trust Operation -332021, 101 N. Washington Avenue, Saginan, WI 48607-1206 (7%); Rochester Institute of Technology, Cindy Podyin, George Eastman Building, 7 Lomb Memorial Drive, Rochester, NY 14623-5603 (6%); Princeton Theological Seminary, 64 Mercer Street, Princeton, NJ 08540-6819 (6%).

As of December 31, 1999, the following shareholder of record owned 5% or more of the outstanding Class II shares of the Fund: Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Account Management Team, 101 Montgomery Street, 333-8, San Francisco,

CA 94104 (68%).

                                Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                              Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust Company, may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased, Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates, In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates, Also, in dealing with its customers, Bankers Trust, its parent , subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate

For the period October 1, 1999 to October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust aggregated $1,609,018, $16,908,174, $8,493,173, $2,060,310, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $313,923, $2,574,517, $1,959,180, and $529,390, respectively, to the Portfolio to cover expenses.

At a special meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement with Deutsche Asset Management, Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees").
Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the special meeting. Deutsche Asset Management, Inc. is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly based on a percentage of the average daily net assets of the Class I shares and Class II shares, respectively.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at Bankers Trust's expense.

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or Portfolio.

Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period October 1, 1999 to October 31, 1999, for the fiscal years ended September 30, 1999, 1998, and for the period from April 1, 1997 (commencement of operations) to September 30, 1997, Bankers Trust received $295,549, $3,108,094, $1,446,112 and $29,152, respectively, in compensation for administrative and other services provided to Class I shares of the Fund. For the same period, Bankers Trust reimbursed $118,463, $1,221,608, $611,813 and $36,426, respectively, to Class I shares of the Fund to cover expenses.

For the period October 1, 1999 to October 31, 1999, for the fiscal years ended September 30, 1999, 1998, and for the period from April 1, 1997 (commencement of operations) to September 30, 1997, Bankers Trust received $90,992, $561,864, $14,950 and $4,337, respectively, in compensation for administrative and other services provided to Class II shares of the Fund. For the same period, Bankers Trust reimbursed $23,254 $172,319, $16,556 and $13,648, respectively, to Class II shares of the Fund to cover expenses.

For the period October 1, 1999 to October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust received $373,616, $3,932,321, $1,959,963, and $475,456, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker-dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a financial intermediary. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust and the Portfolio.

                           Organization of The Trust

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 10 series. Trustees of the Trust established and designated two classes of shares of beneficial interest of the Fund--Class I shares and Class II shares. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of shares of the Fund. No series of shares has any preference over any other series.

Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the expenses allocated exclusively to each Class; and (3) voting rights on matters exclusively affecting a single Class. The Trustees of the Trust do not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or Class is required on any matter affecting the Fund or Class on which shareholders are entitled to vote. shareholders of the Fund or Class are not entitled to vote on Trust matters that do not affect the Fund or Class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Declaration of Trust of BT Institutional Funds provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio.

Each series in the Trust will not be involved in any vote involving the Portfolio in which it does not invest its Assets. shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                    Taxation

                          Dividends and Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The categories of gain and related rates will be passed through to shareholders in capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions.

                              Taxation of the Fund

The Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

                               Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                           Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                           Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              Financial Statements

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1999, and the fiscal period ended October 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1999 and October 31, 1999. A copy of a Fund's and the Portfolio's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

                            Commercial Paper Ratings

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have superior capacities for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have strong capacities for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have acceptable capacities for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch- 1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                            JANUARY 31, 2000


Investment Adviser and Administrator of each Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY  10019


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip# 055924856
Cusip# 055924849

499/500SAI (1/00)

PART C OTHER INFORMATION

Item 23. Exhibits.
         ---------

(a)  Amended and Restated Declaration of Trust dated March 29, 1990;/1/
     (i) Fifteenth Amended and Restated Establishment and Designation of Series dated December 9, 1998;/9/
(b)  By-Laws;/1/
(c)  Incorporated by reference to Exhibit (b) above;
(d)  Investment Advisory Agreement dated June 4, 1999; filed herewith
(e)  Distribution Agreement dated August 11, 1998;/3/
     (i) Appendix A to Distribution Agreement dated August 11, 1998, as revised December 9, 1998;/9/
     (ii) Exclusive Placement Agent Agreement dated September 30, 1996 on behalf of Institutional Daily Assets Fund;/10/
     (iii) Exclusive Placement Agent Agreement dated October 31, 1997 on behalf of Institutional Treasury Assets Fund;/5/
(f)  Bonus or Profit Sharing Contracts -- Not applicable;
(g)  Custodian Agreement dated July 1, 1996;/4/
     (i) Amendment #1 to Exhibit A dated March 26, 1997 of the Custodian Agreement;/4/
     (ii) Amendment #2 to Exhibit A dated October 8, 1997 of Custodian Agreement;/5/
     (iii) Amendment #3 to Exhibit A dated October 31, 1997 of Custodian Agreement;/5/
     (iv) Cash Services Addendum dated December 18, 1998 to Custodian Agreement;/6/
     (v) Amendment #4 to Exhibit A dated December 9, 1998 of Custodian Agreement;/9/
     (vi) Custodian Agreement dated September 10, 1996 on behalf of Institutional Daily Assets Fund;/4/
(h)  Administration and Services Agreement dated October 28, 1992;/1/
     (i) Exhibit D dated December 9, 1998 to the Administration and Services Agreement;/9/
     (ii) Expense Limitation Agreement dated October 31,1999 on behalf of International Equity Fund; filed herewith
     (iii) Expense Limitation Agreement dated June 4,1999,on behalf of Institutional Cash Management, Institutional Cash Reserves, Institutional Treasury Money, Equity 500 Index, Institutional Liquid Assets, and Institutional Treasury Assets Funds; filed herewith
     (iv) Expense Limitation Agreement dated June 30, 1999, on behalf of Institutional Daily Assets Fund;/11/

(i)  Legal Opinion - Not Applicable;
(j)  Consent of Independent Accountants; filed herewith
(k)  Omitted Financial Statements - Not Applicable;
(l)  (i)   Investment representation letter of initial shareholder of Equity 500
           Index Fund;/7/
     (ii) Investment representation letter of initial shareholder of Institutional Liquid Assets Fund;/1/
     (iii) Investment representation letter of initial shareholder of Institutional Daily Assets Fund;/2/
(m)  Rule 12b-1 Plans - Not Applicable;
(n)  Financial Data Schedules; filed herewith
(o) Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 dated March 26, 1997;/4/

____________________
1. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the Commission on July 5, 1995.
2. Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on November 24, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.
5. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.
6. Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on October 27, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.
8. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the Commission on January 28, 1999.
9. Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed with the Commission on February 8, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed with the Commission on March 17, 1997.
11. Incorporated by reference to Amendment No. 38 to the Registration Statement as filed with the Commission on October 28, 1999.

Item 24. Persons Controlled by or under Common Control with Registrant.
         --------------------------------------------------------------

None

Item 25. Indemnification.
         ----------------

Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.

Item 26. Business and Other Connections of Investment Adviser.
         -----------------------------------------------------

Bankers Trust serves as investment adviser to the Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank A.G. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Deutsche Bank A.G. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who, to our knowledge as of December 31,1999, are engaged in any other business, profession, vocation or employment of a substantial nature.

Josef Ackermann
Chairman of the Board, Chief Executive Officer and President, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Hans Angermueller
Director, Bankers Trust; Director of various corporations; Shearman and Sterling, of counsel. Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

George B. Beitzel
Director, Bankers Trust and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

William R. Howell
Director, Bankers Trust; Chairman Emeritus, J.C. Penney Company, Inc.; Director of various corporations. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 74301-1109.

Hermann-Josef Lamberti
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

John A. Ross
Director, Bankers Trust; Regional Chief Executive Officer, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York 10019.

Ronaldo H. Schmitz
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Pyramid Mutual Funds, BT Investment Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, DP Trust, Funds, The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.


Name and Principal              Positions and Offices         Positions and Offices
Business Address                With Distributor              With Registrant
------------------              ---------------------         ---------------------
John Y. Keffer                  President                     None
Ronald H. Hirsch                Treasurer                     None
David I. Goldstein              Secretary                     None
Benjamin L. Niles               Vice President                None
Frederick Skillin               Assistant Treasurer           None
Marc D. Keffer                  Assistant Secretary           None
Nanette K. Chern                Chief Compliance Officer      None

(c)  None

ITEM 28. Location of Accounts and Records.
         ---------------------------------

BT Institutional Funds:                         Deutsche Asset Management
(Registrant)                                    One South Street
                                                Baltimore, MD 21202

Bankers Trust Company:                          130 Liberty Street
(Custodian, Investment Adviser                  New York, NY 10006
and Administrator)

Investors Fiduciary                             127 West 10th Street,
Trust Company:                                  Kansas City, MO 64105

ICC Distributors, Inc.:                         Two Portland Square
(Distributor)                                   Portland, ME 04101


ITEM 30. Undertakings.
         -------------

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940,as amended, the Registrant, BT INSTITUTIONAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 28th day of January, 2000.

                         BT INSTITUTIONAL FUNDS

                    By:  /s/ DANIEL O. HIRSCH
                         ---------------------------
                         Daniel O. Hirsch, Secretary
                         January 28, 2000

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                              DATE
----                          -----                              ----

/s/ DANIEL O. HIRSCH          Secretary                          January 28,2000
--------------------------    (Attorney in Fact for the Persons
Daniel O. Hirsch              Listed Below)


/s/ JOHN Y. KEFFER*           President and
--------------------------    Chief Executive Officer
John Y. Keffer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
--------------------------    Financial and Accounting Officer
Charles A. Rizzo

/s/ CHARLES P. BIGGER*        Trustee
--------------------------
Charles P. Bigger

/s/ S. LELAND DILL*           Trustee
--------------------------
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
--------------------------
Martin J. Gruber

/s/ RICHARD T. HALE*          Trustee
--------------------------
Richard T. Hale

/s/ RICHARD J. HERRING*       Trustee
--------------------------
Richard J. Herring

/s/ BRUCE T. LANGTON*         Trustee
--------------------------
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
--------------------------
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN      Trustee
--------------------------
Harry Van Benschoten



*  By Power of Attorney - filed herewith.

                                   SIGNATURES

     BT INVESTMENT PORTFOLIOS has duly caused this Post Effective Amendment No. 29 to the Registration Statement on Form N-1A of BT Institutional Funds to be signed on their behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on the 26th day of April, 1999.

                         BT INVESTMENT PORTFOLIOS

                    By:  /s/ DANIEL O. HIRSCH
                         ---------------------------
                         Daniel O. Hirsch, Secretary
                         April 26, 1999

     This Post Effective Amendment No. 29 to the Registration Statement of BT Institutional Funds has been signed below by the following persons in the capacities indicated with respect to Liquid Assets Portfolio, a series of BT INVESTMENT PORTFOLIOS.


NAME                          TITLE                              DATE
----                          -----                              ----

/s/ DANIEL O. HIRSCH          Secretary                          April 26, 1999
--------------------------    (Attorney in Fact for the Persons
Daniel O. Hirsch              Listed Below)

/s/ JOHN Y. KEFFER*           President and
--------------------------    Chief Executive Officer
John Y. Keffer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
--------------------------    Financial and Accounting Officer)
Charles A. Rizzo

/s/ CHARLES P. BIGGAR*        Trustee
--------------------------
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
--------------------------
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
--------------------------
Martin J. Gruber

/s/ RICHARD T. HALE*          Trustee
--------------------------
Richard T. Hale

/s/ RICHARD J. HERRING*       Trustee
--------------------------
Richard J. Herring

/s/ BRUCE T. LANGTON*         Trustee
--------------------------
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
--------------------------
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*     Trustee
--------------------------
Harry Van Benschoten

*  By Power of Attorney - filed herewith.
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                             RESOLUTION RELATING TO
                    RATIFICATION OF REGISTRATION STATEMENTS

                           (Approved by the Boards of
                              BT Investment Funds,
                            BT Pyramid Mutual Funds,
               BT Institutional Funds, (the "Trust" or "Trusts")
                         Quantitative Equity Portfolio,
                        Capital Appreciation Portfolio,
                        Pacific Basin Equity Portfolio,
                        Latin American Equity Portfolio,
                              Small Cap Portfolio,
                       BT PreservationPlus Portfolio, and
                      BT PreservationPlus Income Portfolio
                 (the "Portfolio Trust" or "Portfolio Trusts"))

     RESOLVED, That the proper officers of the Trusts be,and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants,
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          resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and
          (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust; and further

     RESOLVED, That the proper officers of the Portfolio Trusts be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, the 1940 Act and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Portfolio Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from
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          registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.